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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 23, 2006



                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

     Delaware                       1-11639                      22-3408857
  (State or other          (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                        Identification Number)
   incorporation)


  600 Mountain Avenue, Murray Hill, New Jersey                 07974
    (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 908-582-8500


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

On August 22, 2006, the plaintiffs in the putative class action entitled RESNICK
V. LUCENT TECHNOLOGIES INC., brought against Lucent Technologies Inc. ("Lucent") and members of its board of directors in the Superior Court of New Jersey, Law Division, Union County, filed a motion for expedited discovery and for a preliminary injunction seeking to enjoin the vote of Lucent's stockholders on the proposed merger with Alcatel, which is currently scheduled for September 7, 2006. During a conference with the Court on August 23, 2006, the plaintiffs withdrew their motion for expedited discovery and the court scheduled a hearing for September 6, 2006, to consider whether to grant an injunction to postpone the Lucent shareholders meeting. Lucent continues to believe the action is without merit and that it has substantial defenses to the claims.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LUCENT TECHNOLOGIES, INC.

  Date: August 29, 2006                     By: /s/ William R. Carapezzi, Jr.
                                                --------------------------------
                                                Name:  William R. Carapezzi, Jr.
                                                Title: SVP, General Counsel &
                                                       Secretary